Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
032511BD8
037411AU9
247916AB5
Issuer
ANADARKO PETROLEUM CORPORATION
APACHE CORPORATION
DENBURY RESOURCES INCORPORATED
Underwriters
Credit Suisse, JP Morgan, UBS Securities,
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, Morgan Stanley,
RBS Greenwich Capital, Wells Fargo,
Barclays Capital, DnB Nor Bank ASA,
Goldman Sachs, Scotia Capital, Societe
Generale
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, JP Morgan,
BBVA Securities, Calyon Securities, Comerica
Securities, Fortis Securities, Keybanc Capital
Markets, Scotia Capital, US Bancorp
Investments, Wachovia Capital Markets,
Wedbush Morgan Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
APC 7.625% 03/15/14
APA 6% 09/15/13
DNR 9.75% 03/01/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2009
9/26/2008
2/10/2009
Total amount of offering sold to QIBs
500,000,000
400,000,000
420,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
400,000,000
420,000,000
Public offering price
99.700
99.476
92.816
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.60%
2.00%
Rating
Baa3/BBB-
A3/A-
B1/BB
Current yield
7.65%
6.03%
10.51%
Benchmark vs Spread (basis points)
587bp
310bp
890bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000.00
 $                   498,500
0.10%
-0.34%
1.02%
3/31/2009
DWS Short Duration Plus Fund
DWS
4,500,000.00
 $
4,486,500
0.90%
-0.34%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
1,640,000.00
 $
1,635,080
0.33%
-0.34%
2.24%
3/31/2009
DWS Strategic Income VIP
DWS
360,000.00
 $                   358,920
0.07%
-0.34%
2.34%
3/31/2009
Total

7,000,000
 $
6,979,000
1.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


































Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AV7
055381AQ0
369550AN8
Issuer
BOEING CORPORATION
BE AEROSPACE INCORPORATED
GENERAL DYNAMICS CORPORATION
Underwriters
Banc of America Securities LLC, JP Morgan,
UBS Securities, ANZ Securities, Banca IMI,
Barclays Capital, BBVA Securities, BNP
Paribas, BNY Mellon Investor Services,
Calyon Securities, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets
Credit Suisse, JP Morgan, UBS Securities,
Mizuho Securities, RBS Greenwich Capital,
SunTrust Robinson Humphrey, Wells Fargo
Banc of America Securities LLC, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BA 5% 03/15/14
BEAV 8.5% 07/01/18
GD 5.25
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2009
6/26/2008
12/8/2008
Total amount of offering sold to QIBs
700,000,000
600,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
700,000,000
600,000,000
1,000,000,000
Public offering price
99.558
100.000
99.528
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
2.25%
0.35%
Rating
A2/A+
BA3/BB+
A2/A
Current yield
5.02%
8.50%
5.28%
Benchmark vs Spread (basis points)
310bp
445bp
365bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
260,000.00
 $                   258,851
0.04%
2.96%
1.49%
3/31/2009
DWS Short Duration Plus Fund
DWS
2,335,000.00
 $
2,324,679
0.33%
2.96%
0.99%
3/31/2009
Total

2,595,000
 $
2,583,530
0.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















































Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
166751AK3
037411AU9
247916AB5
Issuer
CHEVRON CORPORATION
APACHE CORPORATION
DENBURY RESOURCES INCORPORATED
Underwriters
Barclays Capital, Morgan Stanley, Citigroup,
Greenwich Capital Markets, JP Morgan,
Blaylock Robert Van, BNP Paribas, Calyon
Securities, Deutsche Bank Securities,
Gusman & Company, Loop Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
RBC Capital Markets, SG Americas, Standard
Chartered Bank, Williams Capital Group
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, JP Morgan,
BBVA Securities, Calyon Securities, Comerica
Securities, Fortis Securities, Keybanc Capital
Markets, Scotia Capital, US Bancorp
Investments, Wachovia Capital Markets,
Wedbush Morgan Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVX 3.45% 03/03/12
APA 6.00% 09/15/13
DNR 9.75% 03/01/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/26/2009
9/26/2008
2/10/2009
Total amount of offering sold to QIBs
1,500,000,000
400,000,000
420,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,500,000,000
400,000,000
420,000,000
Public offering price
99.994
99.476
92.816
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
2.00%
Rating
Aa1/AA
A3/A-
B1/BB
Current yield
3.45%
6.03%
10.51%
Benchmark vs Spread (basis points)
195bp
310bp
890bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,940
0.07%
-2.74%
1.36%
3/31/2009
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $
8,999,460
0.60%
-2.74%
1.36%
3/31/2009
Total

10,000,000
 $
9,999,400
0.67%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
532457BD9
14149YAS7
66989HAA6
Issuer
ELI LILLY & COMPANY
CARDINAL HEALTH INCORPORATED
NOVARTIS CAPITAL CORPORATION
Underwriters
Banc of America Securities LLC, Citigroup,
Credit Suisse, Deutsche Bank Securities, UBS
Securities
Banc of America Securities LLC
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Barclays Capital,
Credit Suisse, Morgan Stanley, UBS
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LLY 3.55% 03/06/12
CAH 5.5% 06/15/13
NOVART 4.125% 02/10/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/3/2009
5/28/2008
2/4/2009
Total amount of offering sold to QIBs
1,000,000,000
300,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
300,000,000
2,000,000,000
Public offering price
99.898
99.637
99.897
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.55%
0.35%
Rating
A1/AA
Baa2/BBB+
Aa2/AA-
Current yield
3.55%
5.52%
4.13%
Benchmark vs Spread (basis points)
230bp
225bp
225bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
530,000.00
 $                   529,459
0.05%
2.27%
1.02%
3/31/2009
DWS Short Duration Plus Fund
DWS
4,750,000.00
 $
4,745,155
0.48%
2.27%
0.77%
3/31/2009
Total

5,280,000
 $
5,274,614
0.53%











^The Security and Fund Performance is
calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


































Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
30216BBQ4
02003MBQ6
055921AA8
Issuer
EXPORT DEVELOPMENT CANADA
ALL STATE LIFE GLOBAL
BMC SOFTWARE INCORPORATED
Underwriters
Citibank, HSBC Securities, Morgan Stanley,
TD Securities, BNP Paribas, Calyon, CIBC,
Credit Suisse, Deutsche Bank Canada, JP
Morgan, Mitzuho International, RBC Capital
Markets, Scotia Capital, UBS Securities
Merrill Lynch, Morgan Stanley, Banc of
America Securities LLC, Goldman Sachs, JP
Morgan, Lehman Brothers, UBS Securities,
Wachovia Capital Markets
Banc of America Securities LLC, Credit
Suisse, JP Morgan, Merrill Lynch, Morgan
Stanley, UBS Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EDC 2.375% 03/19/12
ALL 5..375% 04/30/13
BMC 7..25% 06/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2009
4/24/2008
5/29/2008
Total amount of offering sold to QIBs
1,500,000,000
1,750,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,500,000,000
1,750,000,000
300,000,000
Public offering price
99.773
99.900
99.406
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.35%
0.65%
Rating
Aaae/AAAe
A1/AA-
Baa3/BBB
Current yield
2.38%
5.38%
7.29%
Benchmark vs Spread (basis points)
99bp
230bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
800,000.00
 $                   798,184
0.05%
0.81%
1.37%
3/31/2009
DWS Short Duration Plus Fund
DWS
7,200,000.00
 $
7,183,656
0.48%
0.81%
0.88%
3/31/2009
Total

8,000,000
 $
7,981,840
0.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AT6
06050BAG6
06406HBK4
Issuer
EXPORT-IMPORT BANK OF KOREA
BANK OF AMERICA CORPORATION
BANK OF NEW YORK MELLON
Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, RBS Greenwich
Capital
Banc of America Securities LLC
Banc of America Securities LLC, Morgan
Stanley, Bank of New York, BNP Paribas
Years of continuous operation, including predecessors
> 3 years
> 3 years
>3 years
Security
D 8.125% 01/21/14
BAC 2.1 04/30/12
BK 5.125 08/27/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/12/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
2,000,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
6,000,000,000
750,000,000
Public offering price
99.624
99.970
99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.30%
0.05%
Rating
A2/A
Aaa/AAA
Aa2/AA-
Current yield
8.16%
2.10%
5.14%
Benchmark vs Spread (basis points)
677bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
630,000
 $                   627,631
0.03%
0.31%
0.12%
1/16/2009
DWS Short Duration Plus Fund
DWS
5,685,000.00
 $
5,663,624
0.28%
0.31%
-0.34%
1/16/2009
DWS Strategic Income VIP
DWS
380,000.00
 $                   378,571
0.02%
0.31%
-0.99%
1/16/2009
DWS Strategic Income Fund
DWS
1,515,000.00
 $
1,509,304
0.08%
0.31%
-0.99%
1/16/2009
Total

8,210,000
 $
8,179,130
0.41%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2
3137EABY4
00163XAN0
Issuer
FANNIE MAE
FREDDIE MAC
AMB PROPERTY L.P.
Underwriters
Barclays Capital, JP Morgan, UBS Securities,
Banc of America Securities LLC, Deutsche
Bank Securities, Goldman Sachs, Williams
Capital Group
JP Morgan, Morgan Stanley, UBS Securities
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 1.75% 03/23/11
FHLMC 2.125% 03/23/12
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/26/2009
2/17/2009
4/28/2008
Total amount of offering sold to QIBs
15,000,000,000
10,000,000,000
325,000,000
Total amount of any concurrent public offering
0
0
0
Total
15,000,000,000
10,000,000,000
325,000,000
Public offering price
99.897
99.636
99.853
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.60%
Rating
Aaa/AAA
Aaa/AAAe
Baa1/BBB
Current yield
1.75%
2.13%
6.31%
Benchmark vs Spread (basis points)
68bp
88bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS






DWS GNMA Fund
DWS
20,000,000
 $
19,979,400
0.13%
0.75%
1.48%
3/31/2009
DWS Government & Agency Securities VIP
DWS
2,000,000
 $
1,997,940
0.01%
0.75%
1.68%
3/31/2009
DWS Short Duration Fund
DWS
3,200,000
 $
3,196,704
0.02%
0.75%
1.36%
3/31/2009
DWS Short Duration Plus Fund
DWS
28,800,000
 $
28,770,336
0.19%
0.75%
0.77%
3/31/2009
DWS Strategic Government Securities Fund
DWS
20,000,000
 $
19,979,400
0.13%
0.75%
1.91%
3/31/2009
Total

74,000,000
 $
73,923,780
0.48%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
31398AUU4
3137EABY4
00163XAN0

Issuer
FANNIE MAE
FREDDIE MAC
AMB PROPERTY L.P.

Underwriters
Barclays Capital, JP Morgan, UBS Securities,
Banc of America Securities LLC, Deutsche
Bank Securities, Goldman Sachs, Citigroup
JP Morgan, Morgan Stanley, UBS Securities
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
FNMA 2% 01/09/12
FHLMC 2.125% 03/23/12
AMB 6.3% 06/01/13

Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
1/7/2009
2/17/2009
4/28/2008

Total amount of offering sold to QIBs
6,000,000,000
10,000,000,000
325,000,000

Total amount of any concurrent public offering
0
0
0

Total
6,000,000,000
10,000,000,000
325,000,000

Public offering price
99.983
99.636
99.853

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
0.08%
0.08%
0.60%

Rating
Aaa/AAA
Aaa/AAAe
Baa1/BBB

Current yield
2.00%
2.13%
6.31%

Benchmark vs Spread (basis points)
83bp
88bp
320bp










Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Short Duration Fund
DWS
1,000,000
 $                   999,830
0.13%
0.22%
1.85%
2/18/2009

DWS Short Duration Plus Fund
DWS
9,000,000
 $
8,998,470
0.01%
0.22%
2.02%
2/18/2009

Total

10,000,000
 $
9,998,300
0.14%













^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XT4D5
3137EABW8
00163XAN0
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
AMB PROPERTY L.P
Underwriters
Banc of America Securities LLC, Credit Suisse, JP
Morgan, Barclays Capital, BNP Paribas, Citigroup,
Deutsche Bank Securities, FTN Financial,
Goldman Sachs, HSBC Securities, Morgan
Stanley, RBS Greenwich Capital, UBS
Barclays Capital, Citigroup, Goldman Sachs
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1.625 % 03/16/11
FHLMC 1.5 01/07/11
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
1/5/2009
4/28/2008
Total amount of offering sold to QIBs
3,000,000,000
3,000,000,000
325,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,000,000,000
3,000,000,000
325,000,000
Public offering price
99.938
99.87
99.853
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.05%
0.63%
0.60%
Rating
Aaa/AAAe
Aaa/AAAe
Baa1/BBB
Current yield
1.63%
1.50%
6.31%
Benchmark vs Spread (basis points)
78bp
77bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,380
0.03%
-0.13%
0.46%
2/26/2009
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $
8,994,420
0.30%
-0.13%
1.30%
2/26/2009
Total

10,000,000
 $
9,993,800
0.33%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XSVR6
3137EABW8
00163XAN0
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
AMB PROPERTY L.P
Underwriters
Deutsche Bank Securities, RBS Greenwich Capital,
UBS Securities, Banc of America Securities LLC,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, FTN Financial, Goldman Sachs, JP
Morgan, Morgan Stanley
Barclays Capital, Citigroup, Goldman Sachs
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1.625% 01/15/09
FHLMC 1.5 01/07/11
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2009
1/5/2009
4/28/2008
Total amount of offering sold to QIBs
3,500,000,000
3,000,000,000
325,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,500,000,000
3,000,000,000
325,000,000
Public offering price
99.880
99.87
99.853
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.63%
0.60%
Rating
Aaa/AAAe
Aaa/AAAe
Baa1/BBB
Current yield
1.63%
1.50%
6.31%
Benchmark vs Spread (basis points)
94bp
77bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,500,000.00
 $                 1,498,200
0.04%
-0.18%
0.46%
2/26/2009
DWS Short Duration Plus Fund
DWS
15,000,000.00
 $               14,982,000
0.43%
-0.18%
1.30%
2/26/2009
Total

16,500,000
 $               16,480,200
0.47%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AU7
529772AE5
055921AA8
Issuer
HEWLETT-PACKARD COMPANY
LEXMARK INTERNATIONAL
INCORPORATED
BMC SOFTWARE INCORPORATED
Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, Morgan Stanley, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ Securities, Wells
Fargo Securities
Citigroup, JP Morgan, Scotia Capital, SunTrust
Robinson Humphrey
Banc of America Securities LLC, Credit Suisse, JP
Morgan, Merrill Lynch, Morgan Stanley, UBS
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HPQ 4.25% 02/24/12
LXK 6.65% 06/01/18
BMC 7.25% 06/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/23/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
1,000,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
300,000,000
300,000,000
Public offering price
99.956
99.730
99.406
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.65%
0.65%
Rating
A2/A
Baa2/BBB-
Baa3/BBB
Current yield
4.25%
6.67%
7.29%
Benchmark vs Spread (basis points)
295bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,560
0.10%
2.77%
0.67%
3/31/2009
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,996,040
0.90%
2.77%
0.20%
3/31/2009
Total

10,000,000
 $                 9,995,600
1.00%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale date is listed.
 If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
45687AAE2
485188AH9
485188AG1
Issuer
INGERSOLL RAND GLOBAL HOLDING COMPANY
KANSAS CITY SOUTHERN RAILWAY
KANSAS CITY SOUTHERN RAILWAY
Underwriters
Credit Suisse, Goldman Sachs, JP Morgan, Banc of
America Securities LLC, BNP Paribas, Citigroup,
Deutsche Bank Securities, Greenwich Capital Markets,
HSBC Securities, Mitsubishi UFJ Securities, Mizuho
Securities, Royal Bank of Scotland
Banc of America Securities LLC, Morgan Stanley,
Scotia Capital, BMO Capital Markets, Suntrust
Capital Markets
Banc of America Securities LLC, Morgan Stanley,
BMO Capital Markets, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IR 9.5% 04/15/14
KSU 13% 12/15/13
KSU 8% 06/01/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
655,000,000
190,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
655,000,000
190,000,000
275,000,000
Public offering price
99.992
88.405
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
2.00%
2.00%
Rating
Baa1/BBB+
B2/B+
B2/B+
Current yield
9.50%
14.71%
8.00%
Benchmark vs Spread (basis points)
783bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
 $                            189,985
0.03%
1.46%
0.00%
3/31/2009
DWS Short Duration Plus Fund
DWS
1,930,000
 $                          1,929,846
0.29%
1.46%
0.00%
3/31/2009
DWS Strategic Income fund
DWS
1,040,000
 $                          1,039,917
0.16%
1.46%
0.00%
3/31/2009
DWS Strategic Income VIP
DWS
230,000
 $                            229,982
0.04%
1.46%
0.00%
3/31/2009
Total

3,390,000
 $                          3,389,729
0.52%











^The Security and Fund Performance is
 calculated based on information
provided by State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DA9
06050BAG6
06406HBK4
Issuer
KFW BANK
BANK OF AMERICA CORPORATION
BANK OF NEW YORK MELLON
Underwriters
Citigroup, HSBC Securities, JP Morgan, Barclays
Capital, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, Merrill Lynch, Morgan Stanley,
Nomura, Royal Bank of Canada, UBS Securities
LLC
Banc of America Securities LLC
Banc of America Securities LLC, Morgan Stanley,
Bank of New York, BNP Paribas
Years of continuous operation, including predecessors
> 3 years
>3years
>3years
Security
KFW 2% 01/17/12
BAC 2.1% 04/30/12
BK 5.125% 08/27/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
5,000,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
5,000,000,000
6,000,000,000
750,000,000
Public offering price
99.878
99.970
99.647
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.30%
0.50%
Rating
Aaa/AAA
Aaa/AAA
Aa2/AA-
Current yield
2.00%
2.10%
5.14%
Benchmark vs Spread (basis points)
96bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,370,000.00
 $                 1,368,329
0.03%
-0.21%
1.62%
2/3/2009
DWS Short Duration Plus Fund
DWS
12,580,000.00
 $               12,564,652
0.25%
-0.22%
1.45%
2/3/2009
Total

13,950,000
 $               13,932,981
0.28%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end
 date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500630BQ0
45031UBG5
4165X0NR7
Issuer
KOREA DEVELOPMENT BANK
ISTAR FINANCIAL INC
HARTFORD LIFE INSURANCE
Underwriters
BNP Paribas, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, Royal Bank of Scotland
Banc of America Securities LLC,  Citigroup, JP
Morgan
Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KDB 8 01/23/14
SFI 8.625 06/0/13
HIG 4.25 12/15/11
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/16/2009
5/27/2008
6/2/2008
Total amount of offering sold to QIBs
2,000,000,000
750,000,000
4,655,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
750,000,000
4,655,000
Public offering price
99.145
99.495
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.60%
0.63%
Rating
A2/A
B2/BB
A2/A
Current yield
8.07%
8.67%
4.25%
Benchmark vs Spread (basis points)
675bp
567bp
157bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
855,000
 $                   847,690
0.04%
0.20%
0.80%
1/30/2009
DWS Short Duration Plus Fund
DWS
7,715,000.00
 $                 7,649,037
0.39%
0.20%
0.88%
1/30/2009
DWS Strategic Income VIP
DWS
515,000.00
 $                   510,597
0.03%
0.20%
-0.80%
1/30/2009
DWS Strategic Income Fund
DWS
2,055,000.00
 $                 2,037,430
0.10%
0.20%
-0.50%
1/30/2009
Total

11,140,000
 $               11,044,753
0.56%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1
037411AU9
057224AX5
Issuer
MARATHON OIL CORPORATION
APACHE CORPORATION
BAKER HUGHES INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert & Company, Natcity Investments,
Scotia Capital, SG Americas Securities, US
Bancorp
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets LLC,
Morgan Stanley, UBS Securities, UniCredit Capital
Markets
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MRO 6.5% 02/15/14
APA 6% 09/15/13
BHI 6.5% 11/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
9/26/2008
10/23/2008
Total amount of offering sold to QIBs
700,000,000
400,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
700,000,000
400,000,000
500,000,000
Public offering price
99.585
99.476
99.762
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.60%
0.60%
Rating
Baa1/BBB+
A3/A-
A2/A
Current yield
6.53%
6.03%
6.52%
Benchmark vs Spread (basis points)
487bp
310bp
400bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balance Fund
DWS
1,000,000
 $                   995,850
0.14%
1.90%
0.15%
2/12/2009
DWS Balanced VIP
DWS
250,000
 $                   248,963
0.04%
1.90%
0.18%
2/12/2009
DWS Bond VIP
DWS
750,000
 $                   746,888
0.11%
1.90%
0.18%
2/12/2009
DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,991,700
0.29%
1.90%
0.10%
2/12/2009
DWS Short Duration Fund
DWS
340,000.00
 $                   338,589
0.05%
1.95%
0.67%
3/31/2009
DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,067,218
0.44%
1.95%
0.06%
3/31/2009
Total

7,420,000
 $                 7,389,207
1.06%











^The Security and Fund Performance is
 calculated
based on information
 provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as
of the quarter-end, the quarter-end
 date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AP1
444859AZ5
008117AM5
Issuer
MEDTRONIC INCORPORATED
HUMANA INC
AETNA INCORPORATED
Underwriters
Deutsche Bank Securities, JP Morgan
Banc of America Securities LLC, JP Morgan
Banc of America Securities LLC, Citigroup, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
 >3 years
> 3 years
Security
MDT 4.5% 03/15/14
HUM 8.15% 06/15/38
AET 6.5 09/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2009
6/2/2008
9/9/2008
Total amount of offering sold to QIBs
550,000,000
250,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
550,000,000
250,000,000
500,000,000
Public offering price
100.000
99.917
99.716
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.88%
0.65%
Rating
A1/AA-
Baa3/BBB
A3/A-
Current yield
4.50%
8.16%
6.52%
Benchmark vs Spread (basis points)
262bp
350bp
295bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
445,000.00
 $                   445,000
0.08%
0.29%
1.37%
3/31/2009
DWS Short Duration Plus Fund
DWS
4,020,000.00
 $                 4,020,000
0.73%
2.54%
0.88%
3/31/2009
Total

4,465,000
 $                 4,465,000
0.81%











^The Security and Fund Performance is
calculated
based on information
provided by
State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 4.5% 03/01/12
AET 6.5% 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
99.470
99.716
99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
4.52%
6.52%
6.36%
Benchmark vs Spread (basis points)
335bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%
2.19%
-1.87%
2/27/2009
DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%
2.34%
-0.90%
3/31/2009
DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%
2.34%
-2.34%
3/31/2009
DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%
2.19%
-2.13%
2/27/2009
DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%
2.34%
0.65%
3/31/2009
DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%
2.34%
0.56%
3/31/2009
DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%
2.34%
0.55%
3/31/2009
DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%
2.34%
0.06%
3/31/2009
Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance
 is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AX0
444859AY8
444859AZ5
Issuer
ROCHE HOLDINGS INCORPORATED
HUMANA INCORPORATED
HUMANA INCORPORATED
Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC, JP Morgan
Banc of America Securities LLC, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW Float 02/25/11
HUM 7.2% 06/15/18
HUM 8.15% 06/15/38
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
6/2/2008
6/2/2008
Total amount of offering sold to QIBs
1,250,000,000
500,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,250,000,000
500,000,000
250,000,000
Public offering price
100.000
99.89
99.92
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.65%
0.88%
Rating
Aa1/AA-
Baa3/BBB
Baa3/BBB
Current yield
3.25%
7.21%
8.16%
Benchmark vs Spread (basis points)
199bp
325bp
350bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
200,000
 $                   200,000
0.02%
-0.19%
-0.80%
2/26/2009
DWS Short Duration Plus Fund
DWS
1,800,000.00
 $                 1,800,000
0.14%
-0.19%
-0.70%
2/26/2009
Total

2,000,000
 $                 2,000,000
0.16%











^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.